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                                  Exhibit 23.1

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-81168 and 333-59317.




                                        /s/ ARTHUR ANDERSEN LLP




Orange County, California
April 21, 1999